 United States

Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 8, 2020

Bio-Matrix Scientific Group, Inc. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-32201 (Commission File Number)	33-0824714 (IRS Employer Identification No.)

1204 Tangerine Street, El Cajon, California 92021

(Address of Principal Executive Offices) (Zip Code)

(619) 822-2602

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01 Entry Into a Definitive Material Agreement.

On April 8, 2020, Bio-Matrix Scientific Group, Inc., a Delaware corporation (“Bio-Matrix” or “Parent”), Rivulet Films, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Rivulet Films LLC, an Arizona limited liability company (the “Target”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the terms and conditions therein, the Target shall be merged with and into Merger Sub (the “Merger”) and the separate existence of the Target shall cease. Following the effective time of the Merger, Merger Sub shall continue as the surviving corporation of the Merger (the “Surviving Corporation”). It is intended that the Merger qualify as a tax free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. The Merger is anticipated to close on April 10, 2020, but there is no assurance this will occur.

Upon its terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (i) all equitable interests of the Target (“Target Equity”) then outstanding shall be converted into the right to receive 82,155,765 shares of common stock of Parent, $0.0001 par value per share (“Shares”), to be distributed pro rata to the members of the Target, and (ii) each share of common stock, $0.0001 par value per share, of Merger Sub then outstanding shall effectively remain one share of common stock of the Surviving Corporation. Holders of Target Equity will receive cash in lieu of fractional shares, if applicable.

Each of Bio-Matrix, Merger Sub, and the Target have agreed to customary representations, warranties, and covenants in the Merger Agreement, including, among others, covenants relating to (i) the conduct of the Target’s business during the period between execution of the Merger Agreement and the effective time of the Merger, (ii) non-solicitation by the Target of alternative acquisition proposals, (iii) the Target’s obligation to obtain the approval of holders of Target Equity to effect the transactions contemplated by the Merger Agreement, and (iv) Parent’s obligation to use commercially reasonable efforts to cause the Shares to be issued in the Merger pursuant to the Merger Agreement to be approved for trading (subject to official notice of issuance) on the OTC Pink Market.

Consummation of the Merger is subject to certain closing conditions, including, among others, (i) the accuracy of the representations and warranties made and the performance in all material respects of the covenants set forth in the Merger Agreement, (ii) approval of the Merger Agreement by the holders of a majority of the then outstanding Target Equity, (iii) the obtaining of any required consents, and (iv) the absence of a material adverse effect with respect to the Target.

The Merger Agreement contains certain termination rights for both Parent and the Target. All fees and expenses incurred in connection with the Merger Agreement will be paid by the party incurring such expenses, whether or not the Merger is consummated.

The preceding summary does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and which is incorporated herein by reference. The Merger Agreement has been attached as an exhibit to this Current Report on Form 8-K to provide investors and securityholders with information regarding its terms. It is not intended to provide any other factual information about Bio-Matrix or to modify or supplement any factual disclosures about Bio-Matrix in its public reports filed with the SEC. The Merger Agreement includes representations, warranties, and covenants of Bio-Matrix, Merger Sub, and the Target made solely for the purpose of the Merger Agreement and solely for the benefit of the parties thereto in connection with the negotiated terms of the Merger Agreement. Investors should not rely on the representations, warranties, and covenants in the Merger Agreement or any descriptions thereof as characterizations of the actual state of facts or conditions of the parties or any of their respective affiliates. Moreover, certain of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to SEC filings, or may have been used for purposes of allocating risk among the parties to the Merger Agreement, rather than establishing matters of fact. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties or any of their respective affiliates, as well as in the Forms 10-K, Forms 10-Q, and other filings that Bio-Matrix makes with the SEC.

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Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

2.1	Agreement and Plan of Merger by and among Bio-Matrix Scientific Group, Inc., Rivulet Films LLC, and Rivulet Films, Inc., dated April 8, 2020.*
99.1	Press release issued by Bio-Matrix Scientific Group, Inc., dated April 9, 2020.

* The schedules and exhibits to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Bio-Matrix will furnish copies of such schedules to the Securities and Exchange Commission upon request.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect Bio-Matrix’s current views regarding, among other things, the Merger and the Merger Agreement, the expected timetable for completing the proposed transaction, the benefits and synergies of the proposed transaction and future opportunities for the Surviving Corporation, as well as other statements that are other than historical fact. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “target(s),” “project(s),” “believe(s),” “will,” “would,” “seek(s),” and similar expressions are intended to identify such forward-looking statements.

Forward-looking statements are based on management’s current expectations and beliefs and are subject to a number of known and unknown risks, uncertainties, and other factors that could lead to actual results materially different from those described in the forward-looking statements. Bio-Matrix can give no assurance that its expectations will be attained. Actual results may differ from the anticipated results indicated in these forward-looking statements. These forward looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially from expectations or estimates reflected in such forward-looking statements, including, among others:

•	the parties’ ability to consummate the proposed transaction and to meet expectations regarding the timing and completion of the proposed transaction;

•	the satisfaction or waiver of the conditions to the completion of the proposed transaction, including the receipt of approval of the Merger Agreement by the holders of a majority of the then outstanding Target Equity and the receipt of regulatory clearances required to consummate the proposed transaction, in each case, on the terms expected or on the anticipated schedule;

•	the risk that the parties may be unable to achieve the anticipated benefits of the proposed transaction, including synergies and operating efficiencies, within the expected time-frames or at all;

•	the risk that the businesses will not be integrated successfully or that integration may be more difficult, time-consuming or costly than expected; and

•	general economic and market conditions.

Additional risk factors that could cause actual results to differ materially from Bio-Matrix’s expectations include, but are not limited to, the risks identified by Bio-Matrix in its most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and Current Reports on Form 8-K. Such forward-looking statements speak only as of the date on which they are made. Except to the extent required by law, Bio-Matrix expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Bio-Matrix’s expectations with regard thereto or change in events, conditions, or circumstances on which any statement is based.

No Offer or Solicitation

This communication is neither an offer to sell, nor a solicitation of an offer to buy any securities, the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance, or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 2020

Bio-Matrix Scientific Group, Inc., a Delaware corporation

By: /s/ Mike Witherill

Mike Witherill, President

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